                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                          DATED AS OF DECEMBER 22, 2003

                          LOAN AND SERVICING AGREEMENT
                          DATED AS OF DECEMBER 18, 2002

         This FIRST AMENDMENT (this "Amendment") dated as of December 22, 2003 is entered into among ACE FUNDING LLC, a Delaware limited liability company (the "Borrower"), ACE CASH EXPRESS, INC., a Texas corporation, individually ("ACE") and as Check-Casher (in such capacity, the "Check-Casher"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the "Lender"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN ("DZ Bank"), as administrative agent for Lender (in such capacity, the "Administrative Agent") and as liquidity agent for Liquidity Providers (in such capacity, the "Liquidity Agent"), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a certain Loan and Servicing Agreement dated as of December 18, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan and Servicing Agreement");

         WHEREAS, the parties hereto wish to make certain amendments to the Loan and Servicing Agreement as herein provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and the Loan and Servicing Agreement, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms used but not defined herein are used as defined in the Loan and Servicing Agreement.

         SECTION 2. Amendments to Loan and Servicing Agreement. Effective as of the date that the conditions set forth in Section 3 hereof are satisfied, the Loan and Servicing Agreement is hereby amended as follows:

                  2.1. The definition of "Usage Period" in Appendix A to the Loan and Servicing Agreement is hereby amended to replace the phrase "BBB" therein with the phrase "Baa3".

                  2.2. Clause (e) of the definition of "Eligible Assets" in Appendix A to the Loan and Servicing Agreement is hereby amended to read as follows: "Was automatically endorsed by the SSM to read (i) if an Electronic Presentment Agreement is in effect, "Void ACE Cash Express Void" or (ii) otherwise, "Ace Cash Express Pay to US Bank A/C #_____________."

                  2.3. Section 3.01(a) is hereby amended to add the following after the end of the first paragraph thereof:

                           "Notwithstanding anything in this Agreement to the
                  contrary, if an Electronic Presentment Agreement is not in effect, each of the Borrower and the Check-Casher covenant and agree that (i) each Vault Collection Account at an Approved Vault Bank shall consist of two deposit accounts, one of which will be used to receive deposits (the "Deposit Account") of Checks from the Approved Couriers for presentment and cashing and a second deposit account (the "Release Account") for disbursing funds to Approved Couriers for deposit into the SSMs, (ii) the Deposit Account will be established such that none of the Check-Casher, ACE or the Borrower may give directions as to the removal of funds therefrom, (iii) all proceeds from the presentment and cashing of Checks shall be swept on a daily basis from the Deposit Account to the Release Account and (iv) on a daily basis, excess funds in each Release Account not distributed to Approved Couriers on such day or to be distributed on the following day will be swept to the Trust Collection Account."

                  2.4. Section 5.01(v) of the Loan and Servicing Agreement is hereby replaced in its entirety as follows:

                           "(v) [Reserved].".

                  2.5. A new Section 6.03 is added to the Loan and Servicing Agreement as follows:

                           Section 6.03 Annual Usage Period Representations:

                           Each of the Borrower, the Check-Casher and ACE
                  represent and warrant as of the date of the start of each Usage Period that: (i) updated Schedules I, II, III, IV and V have been delivered to the Collateral Agent and the Liquidity Agent reflecting the existing Vault Collection Accounts, SSMs and Locations, Excluded SSMs and Locations, Insurance Schedule, and Check Cashing Fees, respectively, (ii) all required insurance hereunder is in full force and effect and identical to the policies provided for the prior Usage Period (or has been otherwise consented to by the Liquidity Agent) and (iii) there have been no changes to the form of Approved Cashier's Check, the form of Approved RAL Agreement, any Approved Courier Agreement, any Approved Vault Bank Agreement, any SSM Acknowledgment, any Agent Bank Acknowledgment, any Approved Tax Provider Acknowledgment, any agreements with Approved Tax Providers, any agreements with the Approved Bank or any other agreement relating to the SSMs or the transportation of Cash or Checks (including any agreements referred to in Section 5.01(l), (n), (p), (q) or (w)) or the parties thereto since the prior Usage Period, or any such changes have been otherwise consented to by the Liquidity Agent.

                  2.6. Section 7.01(g) of the Loan and Servicing Agreement is hereby replaced in its entirety as follows:

                           "(g) Compliance with Agreements. Comply with the terms of each of the Approved Courier Agreements, Approved Vault Bank Agreements, all agreements with Approved Tax Providers, the Electronic Presentment Agreement (if then in effect), and all agreements with Approved Banks, entered into in connection with the transactions contemplated by the Transaction Documents."

                  2.7. Section 7.04(n) of the Loan and Servicing Agreement is hereby replaced in its entirety as follows:

                           "(n) Check Endorsement. Ensure that the check cashing program related to the SSMs at all times is established and operating such that each Check deposited into an SSM will be automatically endorsed: "Ace Cash Express Pay to US Bank A/C #_____________."

                  2.8. Section 7.04(p) of the Loan and Servicing Agreement is hereby replaced in its entirety as follows:

                           "(p) Compliance with Agreements. Comply with the terms of each of the Approved Courier Agreements, Approved Vault Bank Agreements, all agreements with each SSM Lender, all agreements with Approved Tax Providers, the Electronic Presentment Agreement (if then in effect) and all agreements with Approved Banks entered into in connection with the transactions contemplated by the Transaction Documents.".

                  2.9. Section 8.01(l) of the Loan and Servicing Agreement is hereby amended by inserting, at the beginning of the section, the words, "for so long as the Electronic Presentment Agreement is in effect,".

                  2.10. Section 8.02 of the Loan and Servicing Agreement is hereby amended to (i) add "(a)" prior to the existing provisions and
         (ii) add the following new clauses to the end of such Section 8.02:

                           (b) Letter of Credit Matters. Notwithstanding the foregoing Section 8.02(a), the Check-Casher shall have the ability to substitute a Letter of Credit for the required errors and omissions insurance referenced in such Section 8.02(a).

                           (c) Drawings on Letter of Credit. If the Liquidity Agent determines (A) that any amount payable by the Check-Casher or ACE (but excluding amounts payable by Borrower) hereunder (including any indemnity payment) has not been paid when due or the Borrower has suffered any loss related to the failure of the Check-Casher to perform any of its obligations hereunder or (B) the Borrower has suffered any loss of a nature that the Liquidity Agent has determined in its reasonable discretion would otherwise have been covered by an errors and omissions policy, the Liquidity Agent may deliver notice thereof to the Collateral Agent, which notice shall specify the aggregate unpaid amount then due and payable by the Check-Casher or ACE and/or the amount of such loss. Following receipt of such notice, the Collateral Agent shall make a drawing on the Letter of Credit for the amount specified and apply the amounts received as directed by the Liquidity Agent.

                           (d) Letter of Credit Rating Downgrade. In the event that the Letter of Credit Bank fails to maintain a short-term unsecured debt rating of at least "Prime-1" by Moody's and "F1" by Fitch, then within two (2) Business Days after Check-Casher shall have received notice or shall have obtained actual knowledge of such event, Check-Casher shall notify the Lender, the Collateral Agent and the Liquidity Agent, and Check-Casher shall, within twenty-one (21) Business Days after giving such notice, use all reasonable efforts to obtain a replacement letter of credit for such Letter of Credit issued by a Qualified Letter of Credit Bank in an amount equal to the Letter of Credit Available Amount. If Check-Casher does not replace such Letter of Credit as aforesaid, the Collateral Agent shall make a drawing on the Letter of Credit in an amount equal to the Letter of Credit Available Amount and deposit such amount into a segregate trust account with such amounts to be held and applied in accordance with
         Section 8.02(c).

                           (e) Letter of Credit Release. Upon the written instruction of the Liquidity Agent, following the earliest to occur of
         (i) the Usage Period Maturity Date, (ii) delivery of an errors and omissions policy in form and substance acceptable to the Liquidity Agent and (iii) the payment in full of all obligations of the Borrower, ACE and the Check-Casher under the Transaction Documents, the Collateral Agent shall release the Letter of Credit to the Check-Casher for cancellation.

                  2.11. Appendix A to the Loan and Servicing Agreement is hereby amended by inserting the following definitions in appropriate alphabetical sequence as follows:

                           "Letter of Credit" means an irrevocable letter of credit issued by a Letter of Credit Bank for the benefit of the Collateral Agent with an initial stated amount of $1,000,000, as the same may be reduced or reinstated from time to time in accordance with its terms, and any letters of credit issued in substitution therefor or replacement thereof in accordance with Section 8.02.

                           "Letter of Credit Available Amount" shall equal at any time the amount available to be drawn under the Letter of Credit at such time.

                           "Letter of Credit Bank" means any Qualified Letter of Credit Bank.

                           "Qualified Letter of Credit Bank" means a bank which
         (i) has been approved by the Liquidity Agent and (ii) has a short-term unsecured debt rating of at least "Prime-1" by Moody's and "F1" by Fitch.

                  2.12. Appendix A to the Loan and Servicing Agreement is hereby amended by replacing the following definition in its entirety as follows:

                           ""Related Rights" means (i) all of Borrower's right, title and interest in and to all insurance claims related to the Cash or Checks, (ii) the Letter of Credit and all amounts in respect of draws made under the Letter of Credit and (iii) all of Borrower's right, title and interest in and to all Tax Filer Accounts, Refunds and RAL Agreements.".

                  2.13. Schedules II, III, and IV to the Loan and Servicing Agreement are hereby replaced with Schedules II, III, and IV hereto.

         SECTION 3. Conditions Precedent. This Amendment shall become effective on the date when:

                  3.1. the Administrative Agent shall have received an original counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Administrative Agent of the execution and delivery of this Amendment by such parties;

                  3.2. the Collateral Agent shall have received either a fully-executed copy of the Letter of Credit or a copy of an errors and omissions policy;

                  3.3. the Administrative Agent shall have received proof of insurance reasonably acceptable to the Administrative Agent covering any theft, destruction, or other loss of Cash while such Cash is located in an SSM naming the Collateral Agent as loss payee;

                  3.4. the Administrative Agent shall have received a pro forma Borrowing Base Report and a pro forma Servicing Report, prepared in respect of the proposed initial Borrowing for the 2004 Usage Period;

                  3.5. the Administrative Agent shall have received good standing certificate for Borrower issued by the Secretary of State of Delaware and a good standing certificate for the Check-Casher issued by the Secretary of State of Texas;

                  3.6. the Administrative Agent shall have received letters from the rating agencies then rating the Commercial Paper Notes confirming that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to this Amendment and otherwise affirming the existing ratings of the Commercial Paper Notes;

                  3.7. the Liquidity Provider shall have extended its liquidity funding commitment pursuant to Section 2.10(a) of the Liquidity Agreement to May 31, 2004 by notice in writing to the Lender of its consent to such extension; and

                  3.8. the Administrative Agent has confirmed receipt in immediately available funds of the Annual Commitment Fee and all other amounts payable under the Fee Letter on or prior to the date of the initial Borrowing for the 2004 Usage Period.

         SECTION 4. Miscellaneous.

                  4.1. Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each of the Borrower, the Check-Casher and ACE hereby reaffirms all covenants, representations and warranties made in the Loan and Servicing Agreement to the extent the same are not amended or waived hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  4.2. Representations and Warranties. Each of the Borrower, the Check-Casher and ACE hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Event of Default shall exist.

                  4.3. References to Loan and Servicing Agreement. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan and Servicing Agreement as amended hereby, and each reference to the Loan and Servicing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan and Servicing Agreement shall mean and be a reference to the Loan and Servicing Agreement as amended hereby.

                  4.4. Effect on Loan and Servicing Agreement. Except as specifically amended above, the Loan and Servicing Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, the Collateral Agent or Administrative Agent under the Loan and Servicing Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  4.6. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                  4.7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  4.8. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                  4.9. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       ACE FUNDING LLC

                                       By /s/ Mike Briskey
                                            Title: Vice President

                                       ACE CASH EXPRESS, INC.
                                       individually and as Check-Casher

                                       By /s/ Mike Briskey
                                            Title: VP Finance & Asst. Treasurer

                                       AUTOBAHN FUNDING COMPANY LLC
                                       as Lender

                                       By: DZ BANK AG DEUTSCHE ZENTRAL-
                                           GENOSSENSCHAFTSBANK FRANKFURT
                                           AM MAIN

                                       By /s/ Patrick Preece
                                            Title: VP

                                       By /s/ Richard Wisniewski
                                            Title: VP

                                       DZ BANK AG DEUTSCHE ZENTRAL-
                                       GENOSSENSCHAFTSBANK
                                       FRANKFURT AM MAIN,
                                       as Administrator and as Liquidity Agent

                                       By /s/ Patrick Preece
                                            Title: VP

                                       By /s/ Richard Wisniewski
                                            Title: VP

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Collateral Agent

                                       By /s/ Toby Robillard
                                           Title: Asst. Vice President

                                   SCHEDULE II

           (USER LOCATION) H&R BLOCK OFFICE
CENTER                 ADDRESS                        CITY           ZIP        STATE
--------------------------------------------------------------------------------------
 6631      1616 TOWN SQUARE SW TOWN             CULLMAN             35055        AL
           SQUARE SHOPPING CENTER
 6733      1516 QUINTARD AVE.                   ANNISTON            36201        AL
 6789      4300 NORTH STATE ST.                 JACKSON             39206        MS
 6541      1548 BENNING ROAD                    WASHINGTON          20002        DC
 6542      4059 MINNESOTA AVE. NE               WASHINGTON          20019        DC
 6559      122 MULBERRY ST                      LENOIR              28645        NC
 6571      6468 YADKIN ROAD                     FAYETTEVILLE        28303        NC
 6572      1300-D PATTON AVENUE                 ASHEVILLE           28806        NC
 6573      3197 GLENWOOD RD                     DECATUR             30032        GA
 6574      1157 RALPH D. ABERNATHY BLVD SW      ATLANTA             30310        GA
 6575      5195 OLD NATIONAL HWY.               ATLANTA             30349        GA
 6576      1909 E. VICTORY DRIVE                SAVANNAH            31405        GA
 6577      150 EAST 1ST AVENUE                  MIAMI               33010        FL
 6578      6120 NW 7TH AVE.                     MIAMI               33127        FL
 6610      5231-5235 DELMAR                     ST LOUIS            63108        MO
 6611      2746 CHEROKEE                        ST LOUIS            63118        MO
 6614      210 SHOPPINGWAY BLVD.                WEST MEMPHIS        72301        AR
 6615      3750 WEST MCDOWELL                   PHOENIX             85009        AZ
 6617      5851 SO CENTRAL                      PHOENIX             85040        AZ
 6633      7342 W. INDIAN SCHOOL RD.            PHOENIX             85033        AZ
 6643      1150 NORTH MAIN                      GAINESVILLE         32601        FL
 6644      4901 PALM BEACH BLVD                 FORT MYERS          33905        FL
 6645      13 EAST JEFFERSON ST.                QUINCY              32351        FL
 6647      5751 N. MAIN STREET                  JACKSONVILLE        32208        FL
 6648      6733-2 103RD STREET                  JACKSONVILLE        32210        FL
 6649      2261-3 EDGEWOOD AVE W.               JACKSONVILLE        32209        FL
 6650      112 E. BROUGHTON STREET              SAVANNAH            31401        GA
 6661      2685 METROPOLITAN PARKWAY            ATLANTA             30315        GA
 6662      2636-4 MARTIN LUTHER KING, JR        ATLANTA             30311        GA
 6663      531-533 MORELAND AVE                 ATLANTA             30316        GA
 6664      5306 MEMORIAL DRIVE                  STONE MOUNTAIN      30083        GA

 6665      4729 MEMORIAL DRIVE                  DECATUR             30032        GA
 6670      2561 SOUTH SENECA, SUITE 30          WICHITA             67217        KS
 6682      1608 SPRING GARDEN ST.               GREENSBORO          27403        NC
 6687      57 N. FLORISSANT                     FERGUSON            63135        MO
 6691      1100 NORTH MIAMI BLVD.               DURHAM              27703        NC
 6692      207 SKYLAND PLAZA                    SPRING LAKE         28390        NC
 6693      2879 OWEN DRIVE                      FAYETTEVILLE        28306        NC
 6694      1100 RALEIGH BLVD.                   RALEIGH             27610        NC
 6695      4532 CAPITAL BLVD.                   RALEIGH             27604        NC
 6696      1201 HARGETT STREET, SUITE A         JACKSONVILLE        28540        NC
 6697      1528 E MEMORIAL DRIVE UNIT #04       AHOSKIE             27910        NC
 6698      735 E. DIXON BLVD                    SHELBY              28152        NC
 6734      1062 N ARIZONA AVE                   CHANDLER            85225        AZ
 6735      114 WEST 2ND STREET                  CASA GRANDE         85222        AZ
 6736      4337 W BETHANY HOME RD.              GLENDALE            85301        AZ
 6749      122 N. BEACH STREET                  DAYTONA BEACH       32114        FL
 6751      3228 SW 35 BLVD.                     GAINESVILLE         32608        FL
 6757      1289-A COLUMBIA DRIVE                DECATUR             30032        GA
 6758      400 EAST 2ND AVE.                    ROME                30161        GA
 6763      123 N. CRAIN HWY. SUITE B            GLEN BURNIE         21061        MD
 6765      2049 MCLARAN                         JENNINGS            63136        MO
 6768      3915 RAMSEY STREET STE. 104          FAYETTEVILLE        28311        NC
 6806      8824 GEYER SPRINGS RD.               LITTLE ROCK         72209        AR
 6807      #6 CRESTVIEW PLAZA                   JACKSONVILLE        72076        AR
 6808      681 S. SEMORAN BLVD.                 ORLANDO             32807        FL
 6809      2216 J.L. REDMAN PARKWAY             PLANT CITY          33566        FL
 6811      6420 ASHER AVE.                      LITTLE ROCK         72204        AR
 6812      997 E. MEMORIAL BLVD. STE. 103       LAKELAND            33801        FL
 6813      722 DR. M.L. KING BLVD WEST          SEFFNER             33584        FL
           Parsons Village Square
 6814      2822 N. HIAWASSEE ROAD               ORLANDO             32818        FL
 6815      4008 N. ARMENIA AVENUE               TAMPA               33607        FL
 6818      1457 HUNTER HILL ROAD                ROCKY MOUNT         27804        NC
 6821      805 NW 119 STREET                    MIAMI               33168        FL
 6826      314 WILKESBORO AVE.                  NORTH WILKESBORO    28659        NC
 6827      201 HIGHWAY 65 NORTH                 CONWAY              72032        AR
 6595      21500 NORTHWESTERN HWY., STE. 519    SOUTHFIELD          48075        MI

 6596      7549 E 9 MILE RD                     WARREN              48091        MI
 6597      SOUTHLD CTR. 23000 EUREKA RD.        TAYLOR              48180        MI
 6598      12895  WOODWARD                      HIGHLAND PARK       48203        MI
 6599      10765 GRAND RIVER                    DETROIT             48204        MI
 6600      13032 GRATIOT                        DETROIT             48205        MI
 6601      14418 GRATIOT                        DETROIT             48205        MI
 6602      10017 JOSEPH CAMPAU                  HAMTRAMCK           48212        MI
 6603      20200 W. 7 MILE                      DETROIT             48219        MI
 6604      18000 VERNIER                        HARPER WOODS        48225        MI
 6605      15570 JOY ROAD                       DETROIT             48228        MI
 6606      16862 SCHAEFER                       DETROIT             48235        MI
 6607      4919 CLIO ROAD                       FLINT               48504        MI
 6681      1968 PIPESTONE                       BENTON HARBOR       49022        MI
 6683      2032 E. EIGHT MILE ROAD              DETROIT             48234        MI
 6684      3610 FORT STREET                     LINCOLN PARK        48146        MI
 6686      3415 E GENESSEE                      SAGINAW             48601        MI
 6764      13316 E. JEFFERSON                   DETROIT             48215        MI
 6672      117 MACARTHUR DRIVE                  ALEXANDRIA          71303        LA
 6673      5151 PLANK ROAD                      BATON ROUGE         70805        LA
 6613      2353 ST CLAUDE ST.                   NEW ORLEANS         70117        LA
 6676      2135 CATON ST.                       NEW ORLEANS         70122        LA
 6677      6003 BULLARD AVE., SUITE 6           NEW ORLEANS         70128        LA
 6678      3939 TULANE AVENUE                   NEW ORLEANS         70119        LA
 6594      2900 SOUTHEASTERN AVE.               INDIANAPOLIS        46203        IN
 6668      5111 W. WASHINGTON ST.               INDIANAPOLIS        46241        IN
 6759      4755 POST RD.                        INDIANAPOLIS        46226        IN
 6790      5390 BROADWAY                        MERRILLVILLE        46410        IN
 6823      4313 WALNUT ST.                      MCKEESPORT          15132        PA
           Olympia Shopping Center
 6585      612 WEST BROADWAY                    LOUISVILLE          40202        KY
 6586      1777 MONMOUTH STREET                 NEWPORT             41071        KY
 6671      800 MADISON AVE                      COVINGTON           41011        KY
 6761      3178 DIXIE HWY                       ERLANGER            41018        KY
 6587      1503 E LIVINGSTON AVENUE             COLUMBUS            43205        OH
 6588      2147 EAKIN RD                        COLUMBUS            43223        OH
 6589      4925 JACKMAN RD, #30                 TOLEDO              43613        OH
           MIRACLE MILE SHOPPING CENTER
 6590      10626 LORAIN AVE                     CLEVELAND           44111        OH
 6591      13501 EUCLID AVENUE                  E. CLEVELAND        44112        OH
 6592      5488 BROADWAY AVE                    CLEVELAND           44127        OH
 6593      1400 S. ARLINGTON #18                AKRON               44306        OH

 6699      3737 SOUTH HIGH ST.                  COLUMBUS            43207        OH
 6702      370 E STATE ST                       ALLIANCE            44601        OH
 6703      707 N. CABLE SUITE D                 LIMA                45805        OH
 6704      2100 HARDING HWY                     LIMA                45804        OH
 6705      1065 BECHTLE AVE.                    SPRINGFIELD         45504        OH
 6706      4237 FULTON ROAD                     CLEVELAND           44144        OH
 6708      16716 CHAGRIN BLVD.                  SHAKER HEIGHTS      44120        OH
 6710      15501 EUCLID AVE.                    E. CLEVELAND        44112        OH
 6711      4000 GLENWAY AVE.                    CINCINNATI          45205        OH
 6712      3350 CLEVELAND AVE                   COLUMBUS            43224        OH
 6714      1651 N. MEMORIAL DRIVE               LANCASTER           43130        OH
 6715      22354 LAKE SHORE BLVD                EUCLID              44123        OH
 6716      613 E. CENTER STREET                 MARION              43302        OH
 6769      2590 DIXIE HWY.                      HAMILTON            45015        OH
 6770      836 GALLIA STREET                    PORTSMOUTH          45662        OH
 6772      4554 MONTGOMERY ROAD                 NORWOOD             45212        OH
 6557      5209 W FOND DU LAC                   MILWAUKEE           53216        WI
 6558      1842 SOUTH 15TH ST.                  MILWAUKEE           53215        WI
 6609      1201 N. 35TH ST                      MILWAUKEE           53208        WI
 6816      612 WEST BROADWAY                    LOUISVILLE          40202        KY
 6792      2105 CIVIC CENTER DR.                N. LAS VEGAS        89030        NV
 6822      5209 W FOND DU LAC                   MILWAUKEE           53216        WI
 6640      2919 & 2921 W. 38TH AVE.             DENVER              80211        CO
 6748      3123 SOUTH ACADEMY BLVD.             COLORADO SPRINGS    80916        CO
 6608      925 PIERCE STREET                    SIOUX CITY          51101        IA
 6612      7446 N 30 ST                         OMAHA               68112        NE
 6689      2365 O STREET                        LINCOLN             68510        NE
 6773      4005 E. BROAD STREET                 WHITEHALL           43213        OH
 6537      90 EAST MAIN ST                      NEW BRITAIN         06051        CT
 6538      593 FARMINGTON AVE, #F               HARTFORD            06106        CT
 6774      2935 NORTH 7TH STREET                HARRISBURG          17110        PA
 6562      101 N 8TH ST                         ALLENTOWN           18101        PA
 6731      163 ELECTRIC ROAD                    SALEM               24153        VA
 6732      2323 MEMORIAL AVE. #11 A-B           LYNCHBURG           24501        VA
 6791      144 EAST LITTLE CREEK RD.            NORFOLK             23505        VA
 6802      3115 MECHANICSVILLE PIKE             RICHMOND            23224        VA
 6817      649 W. MAIN ST.                      WATERBURY           06702        CT
           Century Plaza of Waterbury
           Shopping Center
 6825      411 BARNUM AVE CUTOFF                STRATFORD           06614        CT
           Stratford Square Shopping Center

 6824      1234 MILLERSVILLE PIKE               LANCASTER           17603        PA
           Manor Shopping Center

                                  SCHEDULE III

None.

                                   SCHEDULE IV

                             INSURANCE REQUIREMENTS

1.       Required Theft/Loss Insurance Protection

                           Required Theft/Loss*
SSM Type                   Insurance Protection
------------------------------------------------------
Diebold SSMs                 $300,000 per SSM
Source SSMs                  $300,000 per SSM

* Minimum acceptable Theft/Loss coverage

2.       Required Errors and Omissions Insurance

                  Minimum Coverage, unless Letter of Credit substituted pursuant to Section 8.02(n): $2,000,000

3.       Required Fidelity Insurance

                  Minimum Coverage:  $2,000,000

4.       Letter of Credit

                  Minimum initial stated amount, pending release pursuant to
Section 8.02(e): $1,000,000